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                                                                    EXHIBIT 10.7
                                                               EXECUTION VERSION

                          FIRST SUPPLEMENTAL INDENTURE

         FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of October 10, 2003, to the Amended and Restated Indenture of Trust, dated as of November 1, 1994 (as supplemented prior to the date hereof, the "Tax-Exempt Indenture"), by and between the Martin County Industrial Development Authority, a body corporate and politic of the State of Florida, as issuer (the "Authority") and The Bank of New York (as successor trustee to NationsBank of Florida, N.A.), as tax-exempt trustee (the "Tax-Exempt Trustee"), its Corporate Trust Division being at The Bank of New York Plaza, 10161 Centurion Parkway, Jacksonville, Florida 32256. Capitalized terms used herein without definition shall have the meanings assigned to them in the Tax-Exempt Indenture.

                              W I T N E S S E T H

         WHEREAS, the Authority and the Tax-Exempt Trustee have heretofore executed and delivered to the Tax-Exempt Trustee the Tax-Exempt Indenture to provide for the issuance by the Authority of Bonds in order to make a loan to Indiantown Cogeneration, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the Authority Loan Agreement in connection with the Partnership's cogeneration facility located near Indiantown, in Martin County, Florida;

         WHEREAS, contemporaneously with the issuance of the Bonds, the Partnership entered into (a) that certain Debt Service Reserve Letter of Credit and Reimbursement Agreement among the Partnership, the banks named therein, and Banque Nationale de Paris, as agent, dated as of November 1, 1994, (b) that certain Letter of Credit and Reimbursement Agreement among the Partnership, the banks named therein, and Credit Suisse, as agent, dated as of November 1, 1994, and (c) that certain Revolving Credit Agreement among the Partnership, the banks named therein, and Credit Suisse, as agent, dated as of November 1, 1994 (all of the aforementioned credit facilities collectively, the "Original Credit Facilities");

         WHEREAS, the Partnership and Indiantown Cogeneration Funding Corporation, a Delaware corporation (the "Company"), desire (a) to replace the Original Credit Facilities with credit facilities on substantially the same terms as those of the Original Credit Facilities (such replacement facilities, the "New Credit Facilities") and to make certain conforming and other changes to the Tax-Exempt Indenture and to certain of the Financing Documents, (b) to clarify in the Tax-Exempt Indenture and in certain of the Financing Documents the Company's and the Partnership's right to replace the New Credit Facilities from time to time, and (c) in connection with such replacement of the Original Credit Facilities and future replacements thereof, to provide for the repayment of amounts outstanding under such facilities and the payment of transaction expenses related to any such replacement on dates other than an Interest Payment Date;

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         WHEREAS, Section 13.01 of the Tax-Exempt Indenture provides that the
Authority and the Tax-Exempt Trustee may at any time, without the consent of the Bondholders, enter into a supplemental indenture for the purpose of amending, modifying or altering the terms or provisions set forth in the Tax-Exempt Indenture for the reasons set forth in such Section 13.01;

         WHEREAS, all acts and things necessary to constitute these presents a valid and binding supplemental indenture according to its terms have been done and performed and the execution of this First Supplemental Indenture has in all respects been duly authorized, and the Authority, in the exercise of the legal right and power vested in it, executes this First Supplemental Indenture; and

         WHEREAS, pursuant to Section 13.01(a) of the Tax-Exempt Indenture, the Trustee is authorized to execute and deliver this First Supplemental Indenture.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this First Supplemental Indenture hereby agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

         SECTION 1.1       AMENDMENTS

         1. Section 1.01 of the Tax-Exempt Indenture is hereby amended as follows:

                  a. The definition of "Debt Service Reserve Letter of Credit" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve Letter of Credit" means one or more irrevocable, direct pay letters of credit issued by any financial institution with a rating of "A" or higher by S&P and "A2" or higher by Moody's in favor of the Disbursement Agent, secured by the Collateral ratably with the other senior secured indebtedness of the Partnership."

                  b. The definition of "Debt Service Reserve Letter of Credit Provider" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve Letter of Credit Provider" means the banks and financial institutions providing or otherwise participating in any Debt Service Reserve

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         Letter of Credit under or pursuant to any Debt Service Reserve LOC
         Reimbursement Agreement."

                  c. The definition of "Debt Service Reserve LOC Reimbursement Agreement" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve LOC Reimbursement Agreement" means the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of October 10, 2003, among the Partnership, Initial Bank and the Banks (each as defined therein) party thereto from time to time, and Credit Lyonnais New York Branch, as agent, and any replacement agreement under or pursuant to which any Debt Service Reserve Letter of Credit is provided, in each case as any such agreement may be amended, modified, or supplemented from time to time."

                  d. The definition of "Disbursement Agreement" is hereby amended by inserting immediately prior to the period appearing at the end thereof the following:

         ", as the same may be amended, modified or supplemented from time to time".

                  e. The definition of "Security Agreement" is hereby amended by inserting immediately prior to the period appearing at the end thereof the following:

         ", as the same may be amended, modified or supplemented from time to time".

         2. Section 17.01 of the Tax-Exempt Indenture is hereby amended by deleting the notice address for the Tax Exempt Trustee appearing therein and inserting in lieu thereof the following:

                           "The Bank of New York
                           10161 Centurion Parkway
                           Jacksonville, Florida 32256
                           Telefax Number: (904) 645-1997
                           Attention: Trust Division"

                                   ARTICLE II

                                  MISCELLANEOUS

         SECTION 2.1       EFFECT OF THE FIRST SUPPLEMENTAL INDENTURE

         This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Tax-Exempt Indenture and, as provided in the Tax-Exempt Indenture, this First Supplemental Indenture forms a part thereof. On and after the effective date of this First

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Supplemental Indenture, each reference in the Tax-Exempt Indenture to "this
Tax-Exempt Indenture," "hereunder" or "herein" shall mean and be a reference to the Tax-Exempt Indenture as supplemented by this First Supplemental Indenture. Except as specifically amended above, the Tax-Exempt Indenture shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 2.2       OPINION OF BOND COUNSEL AS TO CONDITIONS PRECEDENT

         Set forth as Exhibit A hereto is a copy of the Opinions of Bond Counsel delivered to the Tax-Exempt Trustee in connection with this First Supplemental Indenture.

         SECTION 2.3       CONCERNING THE TAX-EXEMPT TRUSTEE

         The Tax-Exempt Trustee shall not be responsible in any manner for or with respect to the validity or sufficiency of this First Supplemental Indenture or the due execution hereof by the Authority.

         SECTION 2.4       SEVERABILITY

         Any term or provision of this First Supplemental Indenture that is invalid, illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, prohibition or unenforceability without invalidating the remaining terms and provisions hereof, and any such invalidity, illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render prohibited or unenforceable such term or provision in any other jurisdiction.

         SECTION 2.5       COUNTERPARTS

         This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument. Delivery by facsimile of a signed copy of this First Supplemental Indenture shall have the same effect as delivery of a manually executed counterpart.

         SECTION 2. 6      EFFECT OF HEADINGS

         The article and section headings herein are for convenience only and shall not affect the construction hereof.

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         SECTION 2.7       GOVERNING LAW

         THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF FLORIDA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT MIGHT DIRECT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

                            [signature page follows]

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         IN WITNESS WHEREOF, the Authority has caused this First Supplemental
Indenture to be executed by its Chairman and the seal of the Authority to be impressed hereon and attested by the Secretary of said Authority, and the Tax-Exempt Trustee has caused this First Supplemental Indenture to be executed on its behalf and its seal to be impressed hereon and attested, all as of the day and year first above written.

                                    MARTIN COUNTY INDUSTRIAL
                                    DEVELOPMENT AUTHORITY

                                    By: /s/ JOHN E. TRANTER
                                        ---------------------------------------
                                        Name: John E. Tranter
                                        Title: Chairman

(SEAL)

ATTEST:

/s/ TED ASTOLFI
---------------------------------
Secretary

                                    THE BANK OF NEW YORK,
                                    as Tax-Exempt Trustee

                                    By: /s/ SHERYL LEAR
                                        ---------------------------------------
                                        Name: Sheryl Lear
                                        Title: Agent

(SEAL)

ATTEST:

                         [First Supplemental Indenture]

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                                    Exhibit A

                           Opinion(s) of Bond Counsel